UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2026

KARMAN HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42520	85-2660232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5351 Argosy Avenue
Huntington Beach, California		92649
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 898-9951

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	KRMN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial condition.

On January 21, 2026, Karman Holdings Inc. (the “Company”) issued a press release including updated financial guidance for fiscal years 2025 and 2026. A copy of the press release, along with an accompanying webcast presentation, is being furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements:

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as “expect,” “expectation,” “believe,” “anticipate,” “may,” “could,” “intend,” “belief,” “plan,” “estimate,” “target,” “predict,” “likely,” “seek,” “project,” “model,” “ongoing,” “will,” “should,” “forecast,” “outlook” or similar terminology. These statements are based on and reflect our current expectations, estimates, assumptions and/or projections, our perception of historical trends and current conditions, as well as other factors that we believe are appropriate and reasonable under the circumstances. Forward-looking statements are neither predictions nor guarantees of future events, circumstances or performance and are inherently subject to known and unknown risks, uncertainties and assumptions that could cause our actual results to differ materially from those indicated by those statements. There can be no assurance that our expectations, estimates, assumptions and/or projections, including with respect to the future earnings and performance or capital structure of the Company, will prove to be correct or that any of our expectations, estimates or projections will be achieved.

Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation, that the acquisitions of Seemann and MSC are subject to customary closing conditions and regulatory approvals and there is no assurance that such conditions will be satisfied and that such approvals will be obtained; we may face unforeseen challenges in integrating the Seemann and MSC businesses into the Company and realizing the anticipated operational and strategic benefits of the transaction; a significant portion of our revenue is generated from contracts with the U.S. military and U.S. military spending is dependent upon the U.S. defense budget; U.S. government contracts are subject to a competitive bidding process that can consume significant resources without generating any revenue; our business and operations expose us to numerous legal and regulatory requirements, and any violation of these requirements could materially adversely affect our business, results of operations, prospects and financial condition; our inability to adequately enforce and protect our intellectual property or defend against assertions of infringement could prevent or restrict our ability to compete; and we have in the past consummated acquisitions and intend to continue to pursue acquisitions, and our business may be adversely affected if we cannot consummate acquisitions on satisfactory terms, or if we cannot effectively integrate acquired operations. Please refer to the risk factors identified in the filings we make with the SEC from time to time, copies of which are available free of charge at the SEC’s website at www.sec.gov under Karman Holdings Inc.

The forward-looking statements included in this Current Report on Form 8-K are only made as of the date of this Current Report on Form 8-K. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are furnished as part of this report:

Exhibit Number	Description
99.1	Press Release dated January 21, 2026
99.2	Karman Space & Defense Investor Update, dated January 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Karman Holdings, Inc.

Date:	January 21, 2026	By:	/s/Mike Willis
Mike Willis Chief Financial Officer